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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 2, 2007




                                 CAPLEASE, INC.
             (Exact name of registrant as specified in its charter)


        Maryland                      1-32039               52-2414533

(State or other jurisdiction       (Commission            (I.R.S. Employer
    of incorporation)              File Number)           Identification No.)


1065 Avenue of the Americas, New York, NY                      10018

(Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code:   (212) 217-6300



         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by CapLease, Inc. (the "Company") insofar as they disclose historical information regarding the Company's results of operations or financial condition for the three and six months ended June 30, 2007.

     On August 2, 2007, the Company issued a press release announcing its financial results for the three and six months ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits

      Exhibit            Description
      -------            -----------
      99.1               Press Release of CapLease, Inc. dated August 2, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CAPLEASE, INC.

                                       BY:   /S/ PAUL C. HUGHES
                                       ------------------------------------
                                            Paul C. Hughes
                                            Vice President, General Counsel
                                            and Corporate Secretary


DATE: August 2, 2007

                                  EXHIBIT INDEX

      Exhibit            Description
      -------            -----------
      99.1               Press Release of CapLease, Inc. dated August 2, 2007